UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:   July 10, 2003

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2003-A

(Exact name of Registrant Issuer as specified in its charter)

Delaware	333-89452-04	31-1750007/ 51-6538910
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1680 Capital One Drive, McLean,VA		22102
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(703) 720-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                                       Other Events

                                                                                                            The June 2003 Monthly Servicer Report was distributed

July 10, 2003.

Item 7.                                                                       Exhibits

                                                                                                            The following are filed as exhibits to this Report:

Exhibit 20.  June 2003 Monthly Servicer Report

Signature

                                                                                                            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

	By:	Capital One Auto Receivables, LLC

	By:	/s/ Tom Feil
Tom Feil
Treasurer

Date: July 10, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2003-A

(Exact name of  Registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number		Page

20.	June 2003 Monthly Servicer Report	5